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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

NetSol Technologies, Inc. and Subsidiaries (formerly NetSol International, Inc.) Calabasas, California

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 5, 2001, with respect to the consolidated financial statements of NetSol Technologies, Inc. included in its Annual Report on Form 10-KSB for the year ended June 30, 2001.

                                    /s/ Stonefield Josephson, Inc.
                                    CERTIFIED PUBLIC ACCOUNTANTS

                                    Santa Monica, California
                                    March 26, 2002